UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  May 26, 1998

                         CENTEX HOME EQUITY CORPORATION
            Home Equity Loan Asset-Backed Certs., Series 1998-1 Trust


New York (governing law of           333-39325              52-2088119
Pooling and Servicing Agreement)     (Commission            (I.R.S. Employer
(State or other                      File Number)           Identification No.)
jurisdiction


       c/o Norwest Bank Minnesota, N.A.
       7485 New Horizon Way
       Frederick, MD                                         21703
       (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code:  (301) 846-8130



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On May 26, 1998 a distribution was made to holders of CENTEX HOME EQUITY CORPORATION, Home Equity Loan Asset-Backed Certs., Series 1998-1 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
             EX-99.1 Monthly report distributed to holders of Home Equity Loan Asset-Backed Certs., Series 1998-1 Trust, relating to the May 26, 1998 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          CENTEX HOME EQUITY CORPORATION
             Home Equity Loan Asset-Backed Certs., Series 1998-1 Trust

          By:   Norwest Bank Minnesota, N.A., as Trustee
          By:   /s/ Sherri J. Sharps, Vice president
          By:   Sherri J. Sharps, Vice president
          Date: 6/3/1998


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1        Monthly report distributed to holders of Home Equity Loan
                Asset-Backed Certs., Series 1998-1 Trust, relating to the May 26, 1998 distribution.